Exhibit 99

President and CEO Judy Marks Elected as
Chair of Otis Worldwide Corporation

-	Current Executive Chair Chris Kearney to Remain on Board; John Walker to Continue as Lead Independent Director

FARMINGTON, Conn., December 8, 2021  -- Otis Worldwide Corp. (NYSE: OTIS), the world’s leading company for elevator and escalator manufacturing, installation and service, today announced that its Board of Directors has elected Judy Marks as its Chair, effective February 3, 2022. Marks will also continue in her current role as President and Chief Executive Officer of Otis, a role she has held since June 2019. She will succeed Chris Kearney who has served as Executive Chair since Otis became an independent, publicly traded company in April 2020. He will remain on the Board. John Walker will continue in the role of Lead Independent Director.

The combination of the offices of President and CEO and Chair of the Board underscores the Board’s confidence in Marks, Otis and the extended Otis team. Under Marks’ leadership, Otis has delivered strong financial performance by driving near and long-term strategic priorities while navigating the COVID-19 pandemic and related macro-economic pressures. Empowered by its 69,000 dedicated colleagues, Otis is positioned for sustainable growth and value creation for our customers, colleagues, communities and shareholders.

“It has been an honor to work alongside and learn from Chris in his role as Executive Chair. I am thrilled that he will remain on the Board so we can continue to benefit from his superb judgment and deep leadership experience,” said Marks. “I am proud to succeed him in leading our talented and diverse Board.”

“Judy has proven to be an exceptional leader – setting a vision, creating an environment of success, removing obstacles and driving results,” said John Walker, speaking on behalf of the Board of Directors. “We are confident in her ongoing leadership of the Otis business, and now the Board, as together we continue to lead the industry that we created more than 168 years ago.”

About Otis

Otis is the world's leading elevator and escalator manufacturing, installation and service company. We move 2 billion people a day and maintain approximately 2.1 million customer units worldwide, the industry's largest Service portfolio. Headquartered in Connecticut, USA, Otis is 69,000 people strong, including 40,000 field professionals, all committed to meeting the diverse needs of our customers and passengers in more than 200 countries and territories worldwide.

Forward-looking Statements

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for Otis’ future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “goals” and other words of similar meaning in connection with a discussion of future operating or financial performance or the proposed tender offer by Otis to acquire all of the issued and outstanding shares of Zardoya Otis, S.A (the “Tender Offer”) or the separation and distribution. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, dividends, share repurchases, tax rates, research and development spend, credit ratings, net indebtedness and other measures of financial performance or potential future plans, strategies or transactions of Otis following its separation from United Technologies Corporation or in connection with the Tender Offer, including the estimated costs associated with the Tender Offer and the separation and distribution and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Otis claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Otis and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on global supply, demand, and distribution disruptions as the outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of Otis’ customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, including as a result of the Tender Offer, and capital spending and research and development spending; (4) future availability of credit, including in connection with the financing of the Tender Offer, and factors that may affect such availability, including credit market conditions in the U.S. and other countries in which Otis and its businesses operate and Otis’ capital structure; (5) the timing and scope of future repurchases of Otis’ common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (6) fluctuations in prices of and delays and disruption in delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) the anticipated benefits of moving away from diversification and balance of operations across product lines, regions and industries; (10) the outcome of legal proceedings, investigations and other contingencies; (11) pension plan assumptions and future contributions; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S., including the new U.S. Administration, and other countries in which Otis and its businesses operate, including China’s response to the new U.S. administration and the United Kingdom’s recent withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Otis and its businesses operate, including changes as a result of the new U.S. Administration; (15) the ability of Otis to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the timing of closing, if any, of the Tender Offer and the expected benefits of the Tender Offer and separation and distribution and timing thereof; (18) the determination by the Internal Revenue Service and other tax authorities that the distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness incurred as a result of financing transactions undertaken in connection with the separation; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed Otis’ estimates; and (21) the impact of the separation on Otis’ businesses and Otis’ resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, see Otis’ registration statements on Form 10 and Form S-3 and the reports of Otis on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Otis assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.